UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) March 2, 2012


                                ORGENESIS INC.
             (Exact name of registrant as specified in its charter)

           Nevada                    000-54329                    980583166
(State or other jurisdiction        (Commission                 (IRS Employer
      of incorporation)             File Number)             Identification No.)

       70 Denya St. Haifa Israel                                   34980
(Address of principal executive offices)                         (Zip Code)

                                 +972.4.8242051
              (Registrant's telephone number, including area code)

                                       N/A
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))
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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

CEO EMPLOYMENT AGREEMENT

On March 14, 2012 we signed an employment agreement with Jacob BenArie, our Chief Executive Officer to be effective from February 2, 2012. In return for acting as our Chief Executive Officer we will pay Mr. BenArie a fee of 40,000 New Israeli Shekels per month; reimburse any of out-of-pocket expenses; and the grant of 2,781,905 stock options at a price of US $0.69 per option share. The options will be subject to our stock option plan and will have vesting provisions.

Mr. BenArie is eligible to receive bonuses based upon performance criteria to be determined by our board of directors. Mr. BenArie is also entitled to receive a one time incentive bonus in an amount of USD 10,000 to be paid within 14 days of the date of signing the employment agreement.

The agreement is for an indefinite period unless terminated by either party with 30 days advance written notice to the other party.

A copy of the employment agreement is attached as exhibit 10.1 to this current report on Form 8-K.

CFO CONSULTING AGREEMENT

On March 2, 2012 we entered into a consultancy agreement with Weinberg Dalyo Inc., a corporation incorporated in the state of New York and owned by our chief financial officer, Dov Weinberg. Under the agreement, Mr. Weinberg will provide us with certain consulting services such as financial and regulatory filings; management controls and procedures; tax planning; and other services as detailed in the consultancy agreement.

In return for providing the consulting services we will pay Weinberg Dalyo a fee of US $3,000 per month; reimburse any of out-of-pocket expenses; and grant stock options in the amount of 1.5% of our outstanding share capital at par value of $0.0001. The options will be subject to our stock option plan and will have vesting provisions. Mr. Weinberg will be eligible for a performance bonus as set out in the agreement.

The agreement is for an indefinite period unless terminated by either party with 30 days advance written notice to the other party.

A copy of the consulting agreement with Weinberg Dalyo Inc. is attached as exhibit 10.2 to this current report on Form 8-K.

INVESTOR RELATIONS AGREEMENT

Effective March 15, 2012 we entered into an investor relations agreement with Crescendo Communications, LLC to provide investor relations to our company. Under the terms of the investor relations agreement, Crescendo will be paid a monthly retainer of US $3,000 plus out of pocket expenses.

The investor relations agreement will terminate on March 1, 2013 unless extended by both parties.

A copy of the investor relations agreement is attached as exhibit 10.3 to this current report on Form 8-K.

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
ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

The disclosure under Item 1.01 of this current report on Form 8-K is responsive to this Item and is hereby incorporated by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

10.1     Personal Employment Agreement with Jacob Ben Arie dated February 2,
         2012

10.2     Consultancy Agreement dated March 2, 2012 with Weinberg Dalyo Inc.

10.3 Investor Relations Agreement with Crescendo Communications, LLC dated March 15, 2012

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORGENESIS INC.


By: /s/ Jacob Ben Arie
    --------------------------------------
    Jacob Ben Arie
    Chief Executive Officer and President
    March 14, 2012

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